John Hancock Independence Diversified Core Equity Fund II

           Supplement to the Institutional Class I Shares Prospectus

                               Dated July 1, 2006

On page 4, the "Indexes" section has been deleted and replaced with the following:

Index (reflects no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

Russell 1000 Index, an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-05
------------------------------------------------------------------------------
                                                 1 year     5 year     10 year
Fund before tax                                   8.19%      1.52%      8.53%
Fund after tax on distributions                   4.01%     -2.52%      4.33%
Fund after tax on distributions, with sale        7.96%      0.00%      5.94%
------------------------------------------------------------------------------
Standard & Poor's 500 Index*                      4.91%      0.54%      9.07%
Russell 1000 Index*                               6.27%      1.07%      9.29%

* Prior to December 29, 2006, the Fund compared its performance to the Standard & Poor's 500 Index. The Fund changed the index to which it compares its performance to the Russell 1000 Index which will allow for a broader investment universe and for consistency with other similar funds in the John Hancock Funds Complex.

K00PS6

                                                               December 29, 2006

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